UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 22, 2015

ROGERS CORPORATION

(Exact name of Registrant as specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-4347 (Commission File Number)	06-0513860 (I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188

(Address of Principal Executive Offices and Zip Code)

(860) 774-9605

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

EXPLANATORY NOTE

Rogers Corporation (“Rogers” or the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K (“Form 8-K/A”) to amend its Current Report on Form 8-K filed on January 26, 2015 (the “Initial Form 8-K”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 26, 2015, Rogers filed the Initial Form 8-K reporting that it had closed the acquisition of Arlon, LLC and its subsidiaries, other than Arlon India (Pvt) Limited (collectively, “Arlon”) on January 22, 2015. This Form 8-K/A amends the Initial Form 8-K and is being filed in order to include the required financial statements of Arlon and the pro-forma financial information as required by Item 9.01 of Form 8-K, which were previously omitted.

Item 9.01 Financial Statements and Exhibits.

a)	Financial Statements of Business Acquired

The audited financial statements of Arlon are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

b)	Pro-Forma Financial Information

The unaudited pro-forma financial information with respect to Rogers’ acquisition of Arlon is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference.

Exhibit No. Description

23.1	Consent of BDO USA, LLP
99.1	Consolidated Financial Statements of Arlon as of and for the year-ended December 31, 2014.
99.2	Unaudited Condensed Pro Forma Combined Financial Information as of December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

By: /s/ David Mathieson

David Mathieson

Vice President, Finance and

Chief Financial Officer

Date: April 7, 2015